                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Petco Animal Supplies, Inc:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG PEAT MARWICK LLP

San Diego, California
October 31, 1997